                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

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    14a-6(e)(2))

                              Micrion Corporation
                (Name of Registrant as Specified In Its Charter)

                         [                           ]
                   (Name of Person(s) Filing Proxy Statement)

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                              MICRION CORPORATION
                              ONE CORPORATION WAY
                          PEABODY, MASSACHUSETTS 01960

                                                                 October 1, 1997

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Micrion Corporation (the "Company"), which will be held on Monday, November 3, 1997 at 10:00 A.M., at the offices of Choate, Hall & Stewart, 36th Floor, Exchange Place, 53 State Street, Boston, Massachusetts.

     The following Notice of Annual Meeting of Stockholders and Proxy Statement describe the items to be considered by the stockholders and contain certain information about the Company and its officers and directors.

     Please sign and return the enclosed proxy card as soon as possible in the envelope provided so that your shares can be voted at the meeting in accordance with your instructions. Even if you plan to attend the meeting, we urge you to sign and return promptly the proxy card. You may revoke it at any time before it is exercised at the meeting or vote your shares personally if you attend the meeting.

     We look forward to seeing you.

                                          Sincerely,

                                          /s/ Nicholas P. Economou
                                          -------------------------------------
                                          NICHOLAS P. ECONOMOU
                                          President and Chief Executive Officer

                              MICRION CORPORATION
                              ONE CORPORATION WAY
                          PEABODY, MASSACHUSETTS 01960

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 3, 1997

     The Annual Meeting of Stockholders of Micrion Corporation (the "Company") will be held at the offices of Choate, Hall & Stewart, 36th Floor, Exchange Place, 53 State Street, Boston, Massachusetts, on Monday, November 3, 1997 at 10:00 A.M., for the following purposes:

          1. To elect the Board of Directors of the Company;

          2. To approve the Company's Amended and Restated 1994 Omnibus Stock Plan;

          3. To ratify the Board of Directors' selection of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending June 30, 1998; and

          4. To transact such other business as may properly come before the meeting, and any or all adjournments thereof.

     Stockholders of record at the close of business on September 19, 1997 will be entitled to notice of and to vote at the meeting and any adjournments thereof.

                                          By Order of the Board of Directors

                                          /s/ Roslyn G. Daum
                                          -----------------------
                                          ROSLYN G. DAUM
                                          Clerk
Dated: October 1, 1997

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE IN ORDER THAT YOUR SHARES MAY BE REPRESENTED.

                              MICRION CORPORATION
                              ONE CORPORATION WAY
                          PEABODY, MASSACHUSETTS 01960

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished to the holders of common stock of Micrion Corporation (hereinafter referred to as the "Company") in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders to be held on November 3, 1997 and at any adjournments of that meeting. The enclosed proxy is solicited on behalf of the Board of Directors of the Company. Each properly signed proxy will be voted in accordance with the instructions contained therein, and, if no choice is specified, the proxy will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

     A person giving the enclosed proxy has the power to revoke it at any time before it is exercised at the meeting, by written notice to the Clerk of the Company, by sending a later dated proxy, or by revoking it in person at the meeting.

     The approximate date on which this Proxy Statement and the enclosed proxy will first be sent to stockholders is October 1, 1997. The Company's Annual Report to Stockholders for the year ended June 30, 1997 is being mailed together with this Proxy Statement.

     Only holders of common stock of record on the stock transfer books of the Company at the close of business on September 19, 1997 (the "record date") will be entitled to vote at the meeting. There were 4,050,791 shares of common stock outstanding and entitled to vote on the record date.

     Each share of common stock is entitled to one vote. The affirmative vote of the holders of a plurality of the shares represented at the meeting, if a quorum is present, is required for the election of directors. If a quorum is present, approval of each other matter which is before the meeting will require the affirmative vote of the holders of a majority of votes cast with respect to such matter.

     For purposes of the matters before the Annual Meeting, under the Company's By-Laws, a quorum consists of a majority of the issued and outstanding shares entitled to vote on such matters as of the record date. Shares as to which a nominee (such as a broker holding shares in street name for a beneficial owner) has no voting authority in respect of such matter will be deemed represented for quorum purposes but will not be deemed to be voting on such matters, and therefore will not be counted as negative votes as to such matters. Votes will be tabulated by the Company's transfer agent subject to the supervision of persons designated by the Board of Directors as inspectors.

           STOCK OWNERSHIP OF DIRECTORS, NOMINEES, EXECUTIVE OFFICERS
                           AND PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of August 15, 1997 by (a) each director and nominee for director of the Company, (b) each of the executive officers named in the Summary Compensation Table below and (c) all current directors and executive officers as a group. Except as otherwise indicated, each person has sole investment and voting power with respect to the shares shown as being beneficially owned by such person, based on information provided by such owners. To the Company's knowledge, no person beneficially owned 5% or more of the Company's Common Stock as of August 15, 1997.

                                                                                        PERCENT OF
                                                                COMMON STOCK           OUTSTANDING
NAME                                                         BENEFICIALLY OWNED           SHARES
-----------------------------------------------------------  ------------------     ------------------
Nicholas P. Economou.......................................        119,000(1)               2.9
John A. Doherty............................................         63,379(2)               1.6
Robert K. McMenamin........................................         35,595(3)                 *
Billy W. Ward..............................................         38,678(4)                 *
Charles J. Libby...........................................         35,286(5)                 *
Thomas W. Folger...........................................         12,500(6)                 *
Louis P. Valente...........................................          8,500(7)                 *
Charles M. McKenna.........................................          5,000(8)                 *
All current directors and executive officers as a group
(10 persons)...............................................        358,583(9)               8.6

---------------
 *  Less than 1%.

(1) Includes options to purchase 36,995 shares which are exercisable within 60 days after August 15, 1997.

(2) Includes options to purchase 12,099 shares which are exercisable within 60 days after August 15, 1997.

(3) Includes options to purchase 10,849 shares which are exercisable within 60 days after August 15, 1997.

(4) Includes options to purchase 27,845 shares which are exercisable within 60 days after August 15, 1997, and 3,717 shares held in trust under the Billy W. Ward Family Trust, as to which shares Mr. Ward shares voting and investment power and disclaims beneficial ownership.

(5) Includes options to purchase 10,849 shares which are exercisable within 60 days after August 15, 1997.

(6) Includes options to purchase 7,500 shares which are exercisable within 60 days after August 15, 1997.

(7) Includes options to purchase 7,500 shares which are exercisable within 60 days after August 15, 1997.

(8) Consists of options to purchase 5,000 shares which are exercisable within 60 days after August 15, 1997.

(9) Includes options to purchase 143,473 shares which are exercisable within 60 days after August 15, 1997 held by executive officers and directors of the Company.

                             ELECTION OF DIRECTORS
                               (ITEM 1 OF NOTICE)

     There are currently five members of the Board of Directors. During the past fiscal year, the Board of Directors amended the By-Laws of the Company to provide that, beginning with the 1997 Annual Meeting, the directors shall be classified, with respect to the time for which they hold office, into three classes, as nearly equal in number as possible, with terms expiring at the 1998, 1999 and 2000 Annual Meetings. At each Annual Meeting after the 1997 Annual Meeting, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term continuing until the Annual Meeting held in the third year following the year of their election. The Board has fixed the number of directors for the ensuing year at five and has nominated Thomas W. Folger and Louis P. Valente for re-election to the Board of Directors in the class, the term of which expires at the Annual Meeting in 2000;
Nicholas P. Economou and Charles M. McKenna for re-election in the class, the term of which expires at the Annual Meeting in 1999; and Billy W. Ward for re-election in the class, the term of which expires at the Annual Meeting in 1998.

     Each of the nominees has consented to serve, if elected at the meeting, for the above-described terms and until his successor is elected and qualified. The shares represented by the enclosed proxy will be voted to elect the nominees unless such authority is withheld by marking the proxy to that effect. The nominees have agreed to serve, but in the event any becomes unavailable for any reason, the proxy, unless authority has been withheld as to such nominee, may be voted for the election of a substitute.

     The following information is furnished with respect to each nominee for election as a director.


                                                    PRINCIPAL OCCUPATION AND BUSINESS
                                                   EXPERIENCE  DURING LAST FIVE YEARS;
    NAME AND AGE AS OF OCTOBER 1, 1997              DIRECTORSHIPS OF PUBLIC COMPANIES
------------------------------------------  -------------------------------------------------
               NOMINEES FOR ELECTION FOR TERMS OF THREE YEARS EXPIRING IN 2000

Thomas W. Folger, 69......................  Mr. Folger, a Director of the Company since 1985, has been a General Partner of the sole General
                                            Partner of DeMuth, Folger & Wetherill, a venture
                                            capital firm, since its formation in 1994, and a
                                            General Partner of the sole General Partner of
                                            DeMuth, Folger & Terhune, a venture capital firm,
                                            since its formation in 1983. Prior to 1983,
                                            Mr. Folger was Vice President and a member of the
                                            Board of Directors of Kidder, Peabody & Co.
                                            Incorporated. Mr. Folger is a director of
                                            IEC Electronics Corp., a provider of contract
                                            manufacturing services for electronics companies.
Louis P. Valente, 67......................  Mr. Valente, a Director of the Company since
                                            1989, became a director of Palomar Medical
                                            Technologies, Inc. on February 1, 1997, and on
                                            May 15, 1997, he was elected President and Chief
                                            Executive Officer of Palomar. Palomar designs,
                                            manufactures and sells cosmetic lasers and
                                            operates centers for cosmetic treatments. He was
                                            a Senior Vice President of Acquisitions, Mergers
                                            and Investments of EG&G, Inc., a diversified high
                                            technology company, from 1991 until his
                                            retirement in 1995, and was Vice President of
                                            Corporate Development from 1984 through 1991.
                                            Mr. Valente, a certified public accountant, is also
                                            a director of several privately held companies.

                NOMINEES FOR ELECTION FOR TERMS OF TWO YEARS EXPIRING IN 1999

Nicholas P. Economou, 48..................  Dr. Economou has been President and a Director of the Company since February 1990 and Chief
                                            Executive Officer since August 1993. Dr. Economou
                                            joined the Company in 1984 as the Director of
                                            Engineering and was subsequently promoted to Vice
                                            President, Engineering, prior to becoming
                                            President.
Charles M. McKenna, 52....................  Mr. McKenna, a Director of the Company since
                                            1995, has been Vice President of Varian
                                            Semiconductor Equipment and General Manager of
                                            Varian's Ion Implant Systems, a semiconductor
                                            equipment manufacturer, since 1989. He has
                                            previously held technical positions with Varian
                                            Corporation, IBM and Hughes Research
                                            Laboratories.

                 NOMINEE FOR ELECTION FOR TERM OF ONE YEAR EXPIRING IN 1998

Billy W. Ward, 44.........................  Mr. Ward, a Director of the Company since 1996, has been Senior Vice President of the Company
                                            since January 1996 and was Vice President and
                                            Chief Engineer of the Company from 1983 through
                                            January 1996, and a Director of the Company from
                                            1983 to 1984, from 1988 to 1991, from 1993 to
                                            1994 and since November 1996.

                   BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The Board of Directors has Audit and Compensation Committees. It does not have a nominating or similar committee.

     The Audit Committee, which periodically meets with management and the Company's independent accountants, reviews the results and scope of the audit and other services provided by the Company's independent accountants, the need for internal auditing procedures and the adequacy of internal controls. The directors currently serving on the Audit Committee are Messrs. Valente, Folger and McKenna. The Audit Committee met once during fiscal 1997.

     The Compensation Committee establishes salaries for officers and incentives and other forms of compensation for officers and other key employees; administers the various incentive compensation and benefit plans; and recommends policies relating to such plans. The directors currently serving on the Compensation Committee are Messrs. Valente, Folger and McKenna. The Compensation Committee met six times during fiscal 1997.

     During fiscal 1997, the Board of Directors of the Company held five meetings. Each incumbent director attended at least 75% of the aggregate number of the meetings of the Board and the meetings of the committees of the Board on which he served.

                             DIRECTOR COMPENSATION

     The Company's directors receive compensation in the amount of $1,500 for each regularly scheduled, quarterly meeting of the Board of Directors attended and an annual retainer of $4,000 and may be reimbursed for certain expenses in connection with attendance at Board and committee meetings. Under the Company's 1994 Non-Employee Director Stock Option Plan, each non-employee director serving as such on the date of the annual meeting of the Board of Directors held closest to the fourth, eighth and any subsequent four-year anniversary of the date of such director's election to the Board of Directors is entitled to receive on such date an option to purchase 10,000 shares of Common Stock (subject to vesting over sixteen quarterly periods), exercisable at a price per share equal to fair market value on the date of grant. Any non-employee director, upon his or her first election to the Board of Directors, is entitled to receive an option to purchase 10,000 shares of Common Stock.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     This report, prepared by the Compensation Committee of the Company's Board of Directors (the "Committee"), addresses the Company's executive compensation policies and the basis on which fiscal 1997 executive officer compensation determinations were made. The Committee designs and approves all components of executive pay.

     To ensure that executive compensation is designed and administered in an objective manner, the Committee's members are all non-employee directors. During fiscal 1997, the Committee members were Thomas W. Folger, Charles M. McKenna and Louis P. Valente.

Compensation Philosophy

     The Company's executive compensation policies are intended to attract, retain, motivate and reward executives who can lead the Company in achieving its long-term growth and earnings goals. The objective of the Committee is to implement a compensation program that will provide appropriate incentives while, at the same time, encourage executive officers to increase their equity ownership in the Company and thereby align their interests with those of the Company's stockholders. The compensation program consists primarily of three components, namely (a) base salary, (b) bonus and (c) stock options. Each of these factors are further described below. In addition, executive officers are eligible to participate, on a non-discriminatory basis, in various benefit programs provided to all full-time employees, including the Company's stock purchase plan,

401(k) plan and group medical, disability and life insurance programs. The Committee believes that executive compensation packages should be viewed as a whole in order to assess properly their appropriateness.

     In establishing total compensation packages for the Company's executive officers, the Committee takes into account the compensation packages offered to executives of other semiconductor capital equipment companies of similar stature. The Committee uses this comparative data primarily as benchmarks to ensure that the Company's executive compensation packages are competitive. The Committee seeks to maintain total compensation within the broad middle range of comparative pay. The Committee generally meets quarterly and at other times that it deems are necessary and, from time to time, confers with outside advisors concerning acceptable industry practices. Individual amounts are based not only on comparative data, but also on such factors as length of service with the Company and the Committee's judgment as to individual contributions. These factors are not assigned specific mathematical weights.

Salary

     Base salaries are reviewed annually. It is the Committee's intention to pay slightly below-market base salary but provide a significant equity ownership opportunity to create incentives for the Company's executive officers to maximize the Company's growth and success while increasing stockholders' value over the long term. Changes in base salary from year to year depend upon such factors as individual performance, cost of living changes and the economic and business conditions affecting the Company. Executive officer base salaries are set at the beginning of each calendar year.

     Dr. Economou's base salary was increased from $165,000 to $200,000 on January 1, 1997, an increase of 21%. This increase was largely based on his contributions to the Company's meeting its growth and profit objectives and establishing the fundamental technological base necessary to enhance its prospects.

Bonus

     Executive bonuses are determined in accordance with achievement of the Company's goals for the most recent fiscal year. The amounts are intended to reward management for achieving certain milestones set out at the beginning of the fiscal year. Among others, operating profit, sales growth, bookings and asset management are taken into account.

Stock Options

     As noted above, stock options are an important component of total executive compensation. Stock options are considered long-term incentives that link the long-term interests of management with those of the Company's stockholders. Stock options that the Committee has granted vest over a four year period from the date of grant at the rate of 6.25% per fiscal quarter, commencing at the end of the quarter in which they are granted. Option exercise prices are set at 100% of the fair market value of the stock at the date of the grant and expire after ten years. The Committee has absolute discretion to determine the recipients and the number of options to be awarded. Each award is at the Committee's discretion and is not subject to any specific formula or criteria. The Committee generally awards options on an annual basis. The number of shares for which options were granted to executive officers in fiscal 1997 was determined by the Committee based upon several factors, including the executive's position, his past and future expected performance, the comparative data described above, and the number of shares under options previously granted. These factors were evaluated in a qualitative manner and were not assigned predetermined weights.

Section 162(m)

     Section 162(m) of the Internal Revenue Code which became effective
January 1, 1994, generally limits the deductibility of annual compensation for certain officers to $1 million. It is the general intention of the Committee to assure that officer compensation will meet the Section 162(m) requirements for deductibility. However, the Committee reserves the right to use its judgment to authorize compensation payments which may be in excess of the limit when the Committee believes such payment is appropriate, after taking into consideration changing business conditions or the officer's performance, and is in the best interest of the shareholders. The Committee will review its policy concerning
Section 162(m) on a year-by-year basis.

                                          Compensation Committee

                                          Thomas W. Folger
                                          Charles M. McKenna
                                          Louis P. Valente

               COMPARISON OF CUMULATIVE TOTAL STOCKHOLDER RETURN

     The following performance graph assumes an investment of $100 on May 11, 1994 (the date the Company's common stock was first registered under Section 12 of the Securities Exchange Act of 1934) and compares the changes thereafter in the market price of the Company's common stock with a broad market index (Nasdaq Stock Market (U.S.)) and an industry index (H & Q Technology). The Company paid no dividends during the periods shown; the performance of the indexes is shown on a total return (dividend reinvestment) basis. The graph lines merely connect fiscal year-end dates and do not reflect fluctuations between those dates.

[MICRION PERFORMANCE GRAPH]


                                       5/11/94      6/30/94      6/30/95      6/30/96      6/30/97
                                       -------      -------      -------      -------      -------
        Micrion Corporation             $ 100        $ 114        $ 245        $ 264        $ 309
        Nasdaq Stock Market-US            100           99          132          169          206
        H & Q Technology                  100           97          172          201          263

     THE COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION AND THE COMPARISON OF CUMULATIVE TOTAL STOCKHOLDER RETURN INFORMATION ABOVE SHALL NOT BE DEEMED "SOLICITING MATERIAL" OR INCORPORATED BY REFERENCE INTO ANY OF THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION BY IMPLICATION OR BY ANY REFERENCE IN ANY SUCH FILING TO THIS PROXY STATEMENT.

                         EXECUTIVE OFFICER COMPENSATION

     The following summary compensation table sets forth the compensation paid or accrued for services rendered in fiscal 1997, 1996 and 1995 to the chief executive officer and the other four most highly compensated executive officers of the Company (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                                               COMPENSATION
                                                ANNUAL COMPENSATION               AWARDS
                                        ------------------------------------   ------------
                                                                OTHER ANNUAL    SECURITIES     ALL OTHER
          NAME AND             FISCAL                 BONUS(S)  COMPENSATION    UNDERLYING    COMPENSATION
     PRINCIPAL POSITION         YEAR    SALARY($)       ($)        ($)(1)       OPTIONS(#)        ($)
-----------------------------  ------   --------      -------   ------------   ------------   ------------
Nicholas P. Economou.........   1997    $183,268      $25,000     $ 10,800        20,000        $  6,590(2)
  President and Chief           1996     159,716       50,000       10,800        35,000           3,432
  Executive Officer             1995     147,540       50,000       10,800        15,000             961

John A. Doherty..............   1997     155,785(3)        --       10,800         6,667           3,865(4)
  Senior Vice President,        1996     146,076(5)    10,000       11,145         7,500          16,086
  Marketing                     1995     109,504(6)    15,000       12,960         7,500             624

Robert K. McMenamin..........   1997     188,394(7)        --       10,800         6,666           3,515(8)
  Vice President, Sales         1996     144,239(9)     7,000       10,800         5,000           1,948
                                1995     109,392(10)   10,000       10,800         7,500             568

Billy W. Ward................   1997     150,587       10,000           --            --           5,540(11)
  Senior Vice President,
  Chief                         1996     126,547       18,000           --        50,000          19,790
  Engineer                      1995     100,336       45,000           --         7,500             649

Charles J. Libby.............   1997     118,001       10,000           --         6,667           4,320(12)
  Vice President,               1996     107,432       20,000           --         5,000           2,259
  Engineering                   1995     103,680       25,000           --         7,500             655

---------------
 (1) Includes annual personal car allowance in the amount of $10,800.
 (2) Consists of (i) insurance premiums with respect to term life insurance in the amount of $1,092 and (ii) Company contributions to 401(k) account in the amount of $5,498.
 (3) Includes sales commissions in the amount of $49,802.
 (4) Consists of (i) insurance premiums with respect to term life insurance in the amount of $686, (ii) Company contributions to 401(k) account in the amount of $3,179.
 (5) Includes sales commission in the amount of $45,943.
 (6) Includes sales commissions in the amount of $10,389.
 (7) Includes sales commissions in the amount of $92,038.
 (8) Consists of (i) insurance premiums with respect to term life insurance in the amount of $624 and (ii) Company contributions to 401(k) account in the amount of $2,891.
 (9) Includes sales commissions in the amount of $53,166.
(10) Includes sales commissions in the amount of $19,251.
(11) Consists of (i) insurance premiums with respect to term life insurance in the amount of $936 and (ii) Company contributions of 401(k) account in the amount of $4,604.
(12) Consists of (i) insurance premiums with respect to term life insurance in the amount of $780 and (ii) Company contributions to 401(k) account in the amount of $3,540.

                       OPTIONS GRANTS IN LAST FISCAL YEAR

     The following table shows all stock option grants to the Named Executive Officers during fiscal 1997.

                                                                                                                 POTENTIAL
                                                                                                            REALIZABLE VALUE AT
                                                                                                              ASSUMED ANNUAL
                                                                                                              RATE OF STOCK
                                                                                                            PRICE APPRECIATION
                               NUMBER OF SHARES    PERCENT OF TOTAL OPTIONS                                 FOR OPTION TERM (1)
                              UNDERLYING OPTIONS     GRANTED TO EMPLOYEES     EXERCISE PRICE   EXPIRATION   -------------------
            NAME                  GRANTED(#)            IN FISCAL YEAR          PER SHARE         DATE         5%        10%
----------------------------  ------------------   ------------------------   --------------   ----------   --------   --------
Nicholas P. Economou........        20,000(2)                31.8%                $ 9.50         7/31/06    $119,490   $302,812
John A. Doherty.............         6,667(2)                10.6%                  9.50         7/31/06      39,831    100,942
Robert K. McMenamin.........         6,666(2)                10.6%                  9.50         7/31/06      39,826    100,927
Billy W. Ward...............            --                     --                     --              --          --         --
Charles J. Libby............         6,667(2)                10.6%                  9.50         7/31/06      39,831    100,942

---------------
(1) As required by the rules of the Securities and Exchange Commission, potential values stated are based on the prescribed assumption that the Company's common stock will appreciate in value from the date of grant to the end of the option term at rates (compounded annually) of 5% and 10%, respectively, and therefore are not intended to forecast possible future appreciation, if any, in the price of the Company's common stock.

(2) These options vest in sixteen (16) equal quarterly installments, commencing on July 31, 1996, the date of grant, subject to continuing employment.

                         FISCAL YEAR-END OPTION VALUES

     During fiscal 1997, none of the Named Executive Officers exercised stock options issued by the Company. The following table sets forth information regarding the number of vested and unvested options and the unrealized value or spread (the difference between the exercise price and the market value) of the unexercised options issued by the Company and held by the Named Executive Officers on July 1, 1997.

                                                      NUMBER OF SHARES
                                                         UNDERLYING
                                                         UNEXERCISED         VALUE OF UNEXERCISED
                                                         OPTIONS(#)         IN-THE-MONEY OPTIONS($)
                                                     -------------------    -----------------------
                       NAME                          VESTED     UNVESTED     VESTED       UNVESTED
---------------------------------------------------  ------     --------    ---------     ---------
Nicholas P. Economou...............................  30,745      39,375      $183,594     $248,906
John A. Doherty....................................  10,120      11,563        60,157       73,596
Robert K. McMenamin................................   9,026      10,156        53,730       63,328
Billy W. Ward......................................  23,938      33,594       148,535      212,403
Charles J. Libby...................................   9,037      10,156        53,732       63,333

                        APPROVAL OF AMENDED AND RESTATED
                            1994 OMNIBUS STOCK PLAN
                               (ITEM 2 OF NOTICE)

     The Board of Directors has adopted, subject to stockholder approval, certain amendments to the Company's 1994 Omnibus Stock Plan and directed that such Plan, as amended and restated to reflect these amendments (the "Plan"), be submitted to the stockholders for their approval.

BACKGROUND

     The Plan was adopted in 1994 prior to the Company's initial public offering and thereafter was amended to increase the number of shares available for issuance thereunder. The Plan provides for the issuance of shares of Common Stock pursuant to the grant of incentive stock options ("ISOs") to employees (currently 260) and the grant of nonqualified stock options ("NSOs") or restricted stock to employees, consultants, directors (currently five) and officers of the Company. To date only stock options have been issued under the

Plan. An aggregate of 676,290 options have been granted, 668,739 of which remain outstanding (5,457 having been exercised and 2,094 having been forfeited) as of August 15, 1997 (209,900 of which are subject to approval of the Plan, as amended and restated, by the stockholders). The amendments to the Plan approved by the Board include an increase in the number of shares reserved for issuance under the Plan from 500,000 to 1,000,000.

     The following summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is attached as Appendix A to this Proxy Statement.

ADMINISTRATION

     The Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors which consists of two or more members of the Board who are "non-employee directors" and "outside directors" within the meanings of the securities laws and the Internal Revenue Code (the "Code"), respectively. Members of the Committee serve at the pleasure of the Board of Directors. Subject to the provisions of the Plan, the Committee has the authority to select the optionees or restricted stock recipients and determine the terms of the options or restricted stock granted, including: (i) the number of shares, (ii) option exercise terms, (iii) the exercise or purchase price (which in the case of an ISO cannot be less than the market price of the Common Stock as of the date of grant and in the case of an NSO cannot be less than 85% of the market price of the Common Stock as of the date of grant), (iv) type and duration of transfer or other restrictions, and (v) the time and form of payment for restricted stock and upon exercise of options.

SHARES AVAILABLE FOR ISSUANCE

     The stock subject to options and awards is authorized but unissued shares of the Company's common stock or shares of treasury common stock. Any shares subject to an option which for any reason expires or is terminated unexercised as to such shares and any restricted stock which is reacquired by the Company as a result of the exercise of a repurchase option may again be the subject of an option or award under the Plan.

TRANSFERABILITY OF OPTIONS

     Previously, under the Plan, options could not be transferred, except in limited circumstances under the laws of descent and distribution. The amendments approved by the Board give the Committee discretionary authority to permit greater transferability in the case of any option, including transfers to members of the participant's family. In no event shall an ISO be transferable other than as permitted under the rules proscribed in the Code with respect to ISOs.

EXERCISE AND TERMINATION OF OPTIONS

     No ISO may be exercised more than 60 days following termination of employment unless the termination is due to death or disability, in which case the option is exercisable for a maximum of 180 days after such termination. The maximum term of any option granted under the Plan is ten years. If an employee to whom an ISO is granted is, on the date of the grant, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, then the ISO may not have a term longer than five years.

FISCAL 1997 OPTION GRANTS

     The following table sets forth the number of outstanding options granted during fiscal 1997 under the Plan to the specified individuals and groups.

                                    NAME                              NUMBER OF OPTIONS
        ------------------------------------------------------------  -----------------
        Nicholas P. Economou........................................        20,000
        John A. Doherty.............................................         6,667
        Robert K. McMenamin.........................................         6,666
        Billy W. Ward...............................................            --
        Charles J. Libby............................................         6,667
        All current executive officers as a group (7 persons).......        51,334
        All employees who were not executive officers as a group....        11,666

ADJUSTMENT OF AWARDS

     The Plan provides that the number and kind of shares which may be awarded under the Plan or which are subject to outstanding awards, as well as the option or grant price of any award, will be subject to adjustment in the event of a stock dividend, stock split or other change in corporate structure or capitalization or certain other transactions which, in the determination of the Committee, would affect such shares.

AMENDMENTS

     Previously, under the Plan, all amendments to the Plan needed to be approved by the Board, and certain amendments needed to be approved by the stockholders. The amendments to the Plan approved by the Board provide that amendments may be approved by the Board or the Committee. Such future amendments will not require stockholder approval under the Plan. The Company may continue to seek stockholder approval in the future in order to comply with applicable requirements of Nasdaq or exchanges on which its shares are listed, Section 422 of the Code (pertaining to ISOs), Section 162(m) of the Code, or other applicable legal requirements.

FEDERAL INCOME TAX CONSEQUENCES

     ISOS -- A participant who receives an ISO will recognize no taxable income for regular federal income tax purposes upon either the grant or the exercise of such ISO. However, when a participant exercises an ISO, the difference between the fair market value of the shares purchased and the option price of those shares will be includible in determining the participant's alternative minimum taxable income.

     If the shares are retained by the participant for at least one year from date of exercise and two years from date of grant of the option, gain will be taxable to the participant, upon sale of the shares acquired upon exercise of the ISO, as a long-term capital gain. In general, the adjusted basis for the shares acquired upon exercise will be the option price paid with respect to such exercise. The Company will not be entitled to a tax deduction upon the exercise of an ISO.

     If the shares are sold within a period of one year from the date of exercise or two years from the date of grant of the ISO, the participant will be required to recognize ordinary income equal to the difference between the option price and the lesser of the fair market value of the shares on the date of exercise or the amount realized on the sale or exchange of the shares. In this situation, the Company will be entitled to a tax deduction of an equal amount.

     NSOS -- A participant will not recognize taxable income for federal income tax purposes at the time an NSO is granted. However, the participant will recognize compensation taxable as ordinary income at the time of exercise for all shares which are not subject to a substantial risk of forfeiture. The amount of such compensation will be the difference between the option price and the fair market value of the shares on the date of exercise of the option. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is deemed to have recognized compensation income with respect to shares received upon exercise of the NSO. The participant's basis in the shares will be adjusted by adding the amount so recognized as compensation to the purchase price paid by the participant for the shares.

     The participant will recognize gain or loss when he disposes of shares obtained upon exercise of a NSO in an amount equal to the difference between the selling price and the participant's tax basis in such shares. Such gain or loss will be treated as long-term or short-term capital gain or loss, depending upon the holding period.

EFFECTIVE DATE AND TERM

     Subject to approval by the stockholders, the Plan, as amended and restated, became effective as of September 5, 1997, and awards may be made under the Plan, as amended and restated, from and after that date. No awards may be made under the Plan after September 5, 2007, but awards granted before then may extend beyond that date.

                          RATIFICATION OF SELECTION OF
                              INDEPENDENT AUDITORS
                               (ITEM 3 OF NOTICE)

     On the recommendation of the Audit Committee, the Board of Directors has selected KPMG Peat Marwick LLP, independent certified public accountants, as auditors of the Company for the fiscal year ending June 30, 1998. This firm has audited the accounts and records of the Company since 1985. A representative of KPMG Peat Marwick LLP will be present at the Annual Meeting to answer questions from stockholders and will have an opportunity to make a statement if desired.

     The selection of independent auditors is not required to be submitted to a vote of the stockholders. The Board believes, however, it is appropriate as a matter of policy to request that the stockholders ratify the appointment. If the stockholders do not ratify the appointment, the Board will reconsider its selection.

                                 BY-LAW CHANGES

     On March 28, 1997, the Board of Directors approved amendments to Articles I and II of the Company's By-Laws. As amended, Article I now provides that a special meeting of the stockholders may be called upon written application of one or more stockholders who hold at least 40% in interest of the capital stock entitled to vote thereat. Previously, the By-Laws provided that stockholders who held at least 10% in interest could so call such a meeting.

     As amended, Article II now provides that the provisions of Chapter 156B, section 50A of the Massachusetts General Laws with respect to staggered terms for directors shall apply to the Company. Commencing with the 1997 Annual Meeting, the directors of the Company shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, with terms expiring at the 1998, 1999 and 2000 Annual Meetings. At each Annual Meeting after the 1997 Annual Meeting, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term continuing until the Annual Meeting held in the third year following the year of their election. At any meeting of the stockholders called for the purpose, any director may be removed from office only for cause by the affirmative vote of a majority of the outstanding shares. At any meeting of the Board, any director may be removed from office for cause by vote of a majority of the directors then in office. Vacancies and newly created directorships, whether resulting from an increase in the size of the Board, from the death, resignation, disqualification or removal of a director or otherwise, shall be filled solely by the affirmative vote of a majority of the directors then in office, even if less than a quorum; any director so elected shall hold office for the remainder of the full term of the class of director in which the vacancy occurred or the new directorship was created and until such director's successor shall have been elected and qualified.

     Under Massachusetts law, when a proposed by-law change is approved by the Board, notice of the by-law change must be given no later than notice of the annual meeting, and therefore is included here.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the Company's officers and directors and persons who own more than ten percent of its common stock to file reports with the Securities and Exchange Commission disclosing their ownership of stock in the Company and changes in such ownership. Copies of such reports are also required to be furnished to the Company. Based solely on a review of the copies of such reports received by it, the Company believed that, during fiscal 1997, all such filing requirements were complied with.

                     STOCKHOLDER PROPOSALS FOR 1998 MEETING

     Proposals of stockholders intended to be presented at the 1998 Annual Meeting of Stockholders must be presented on or before June 3, 1998 for inclusion in the proxy materials relating to that meeting. Any such proposals should be sent to the Company at its principal offices addressed to the Vice President, Finance and Administration. Other requirements for inclusion are set forth in Rule 14a-8 under the 1934 Act.

                                 OTHER MATTERS

     The Company has no knowledge of any matters to be presented for action by the stockholders at the Annual Meeting other than as set forth above. However, the enclosed proxy gives discretionary authority to the persons named therein to act in accordance with their best judgment in the event that any additional matters should be presented.

     The Company will bear the cost of the solicitation of proxies by management, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of common stock.

                                          By order of the Board of Directors

                                          /s/ Roslyn G. Daum
                                          ----------------------
                                          ROSLYN G. DAUM
                                          Clerk

October 1, 1997

     The Board hopes that stockholders will attend the meeting. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated. Stockholders who attend the meeting may vote their stock personally even though they have sent in their proxies.

                                                                      APPENDIX A

                              MICRION CORPORATION

                              AMENDED AND RESTATED
                            1994 OMNIBUS STOCK PLAN
                            ------------------------

     1. Purpose. This Micrion Corporation Amended and Restated 1994 Omnibus Stock Plan (the "Plan") is intended to provide incentives (a) to the officers and other employees of Micrion Corporation (the "Company"), its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options which qualify as "incentive stock options" under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), granted hereunder ("ISO" or "ISOs"); (b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("NonQualified Option" or "Non-Qualified Options"); and (c) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of restricted stock in the Company ("Restricted Stock"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation" as those terms are defined in Section 424 of the Code.

     2. Administration of the Plan. (a) The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may appoint a Compensation Committee (the "Committee") of two or more of its members to administer the Plan. In the event the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each member of the Committee shall be a "non-employee director" as defined in Rule 16b-3 under the Exchange Act. Subject to ratification of the grant of each Option or Restricted Stock by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee, if so appointed, shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Restricted Stock) to whom Non-Qualified Options or Restricted Stock may be granted; (ii) determine the time or times at which Options or Restricted Stock may be granted;
(iii) determine the option price of shares subject to each Option, which price with respect to ISOs shall not be less than the minimum specified in paragraph 6, and the purchase price of Restricted Stock; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options and to Restricted Stock, and the nature of such restrictions, if any; and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Option or authorization or agreement for Restricted Stock granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option or Restricted Stock granted under it.

     (b) The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. All references in the Plan to the Committee shall mean the Board if there is no Committee so appointed. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members

(with or without cause), and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

     3. Eligible Employees and Others. ISOs may be granted to any officer or other employee of the Company or any Related Corporation. Those directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options and Restricted Stock may be granted to any director (whether or not an employee), officer, employee or consultant of the Company or any Related Corporation. The Committee may take into consideration an optionee's individual circumstances in determining whether to grant an ISO or a Non-Qualified Option or Restricted Stock. Granting of any Option or Restricted Stock to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Options or Restricted Stock.

     4. Stock. The stock subject to Options and Restricted Stock shall be authorized but unissued shares of Common Stock of the Company, no par value per share (the "Common Stock"), or shares of Common Stock re-acquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 1,000,000, subject to adjustment as provided in paragraph 13. Any such shares may be issued as ISOs, Non-Qualified Options or Restricted Stock so long as the aggregate number of shares so issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if any Restricted Stock shall be reacquired by the Company by exercise of its repurchase option, the shares subject to such expired or terminated Option and reacquired shares of Restricted Stock shall again be available for grants of Options or Restricted Stock under the Plan.

     5. Grants Under the Plan. Options or Restricted Stock may be granted under the Plan at any time prior to September 5, 2007. Any such grants of ISOs shall be subject to the receipt, within 12 months of September 5, 1997, of the approval of Stockholders as provided in paragraph 17. The date of grant of an Option under the Plan will be the date specified by the Committee at the time it awards the Option; provided, however, that such date shall not be prior to the date of award. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 15.

     6. Minimum Option Price. (a) The price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110 percent of the fair market value of Common Stock on the date of grant.

     (b) In no event shall the aggregate fair market value (determined at the time the option is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

     (c) The price per share specified in the agreement related to each Non-Qualified Option granted under the Plan shall not be less than eighty-five percent (85%) of the fair market value of a share of Common Stock on the date of such grant.

     (d) If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if such stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market System, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market System or on a national securities exchange. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     7. Option Duration. Subject to earlier termination as provided in paragraphs 9 and 10, each Option shall expire on the date specified by the Committee, but not more than ten years from the date of grant or, in the case of ISOs granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, not more than five years from date of grant. Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 15.

     8. Exercise of Option. Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

     (a) The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

     (b) Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

     (c) Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

     (d) The Committee shall have the right to accelerate the date of exercise of any installment; provided that the Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph
15) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code which provides generally that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all plans of the Company and any Related Corporation) shall not exceed $100,000.

     9. Termination of Employment. If an ISO optionee ceases to be employed by the Company or any Related Corporation other than by reason of death or disability as provided in paragraph 10, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate after the passage of 60 days from the date of termination of his employment, but in no event later than on their specified expiration dates except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 15. Leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the employee after the approved period of absence. Employment shall also be considered as continuing uninterrupted during any other bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. Nothing in the Plan shall be deemed to give any grantee of any Option or Restricted Stock the right to be retained in employment or other service by the Company or any Related Corporation for any period of time. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination or cancellation provisions as the Committee may determine.

     10. Death; Disability; Dissolution. If an optionee ceases to be employed by the Company and all Related Corporations by reason of his death, any Option of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the Option by will or by the laws of descent and distribution, at any time prior to the earlier of the Option's specified expiration date or 180 days from the date of the optionee's death.

     If an optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any Option held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the Option's specified expiration date or 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall have the meaning assigned to it in Section 22(e)(3) of the Code or any successor statute.

     In the case of a partnership, corporation or other entity holding a Non-Qualified Option, if such entity is dissolved, liquidated, becomes insolvent or enters into a merger or acquisition with respect to which such optionee is not the surviving entity, such Option shall terminate immediately.

     11. Assignability. Subject to the provisions of this Section 11, (a) no Option shall be transferable otherwise than by will, by the laws of descent and distribution, or by operation of a "qualified domestic relations order," as that term is defined in the Code, and (b) during the lifetime of the Optionee, rights under the Option may be exercised only by the Optionee, the Optionee's guardian or legal representative, or by the assignee of the Option under such a "qualified domestic relations order." Notwithstanding the foregoing, the Committee may provide for greater transferability in the case of any Option including, without limitation, transfer to one or more members of the Optionee's family. Unless otherwise provided by the Committee, the conditions and criteria governing the exercise or payment of such an Option (by way of example accelerated vesting upon death or disability or the attainment of performance goals applicable to the Optionee), shall, following any permitted transfer, continue to be determined by reference to the Optionee and not the transferee. In no event shall ISOs awarded under the Plan be transferable other than as permitted under the rules prescribed in or under the Code for incentive stock options. An award that is intended to be exempt under Rule 16b-3 under the Exchange Act or any successor rule, or that is intended to qualify for the performance-based exception under Section 162(m) of the Code, shall be transferable only to the extent consistent with such exemption or qualification.

     12. Terms and Conditions of Options. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including transfer and repurchase restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

     13. Adjustments. Upon the happening of any of the following described events, an optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided:

     (a) In the event shares of Common Stock shall be sub-divided or combined into a greater or smaller number of shares or if, upon a merger, consolidation, reorganization, split-up, liquidation, combination, recapitalization or the like of the Company, the shares of Common Stock shall be exchanged for other securities of the Company or of another corporation, each optionee shall be entitled, subject to the conditions herein stated, to purchase such number of shares of common stock or amount of other securities of the Company or such other corporation as were exchangeable for the number of shares of Common Stock which such optionee would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination, or exchange.

     (b) In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each optionee upon exercising an Option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which he is exercising his Option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as he would have received if he had been the holder of the shares as to which he is exercising his Option at all times between the date of grant of such Option and the date of its exercise.

     (c) Notwithstanding the foregoing, any adjustments made pursuant to subparagraph (a) or (b) shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments with respect to ISOs will constitute a "modification" of such ISOs as that term is defined in
Section 424 of the Code, or cause any adverse tax consequences for the holders of such ISOs. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

     (d) No fractional shares shall actually be issued under the Plan. Any fractional shares which, but for this subparagraph (d), would have been issued to an optionee pursuant to an Option, shall be deemed to have been issued and immediately sold to the Company for their fair market value, and the optionee shall receive from the Company cash in lieu of such fractional shares.

     (e) Upon the happening of any of the foregoing events described in subparagraphs (a) or (b) above, the class and aggregate number of shares set forth in paragraph 4 hereof which are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events specified in such subparagraphs. The Committee shall determine the specific adjustments to be made under this paragraph 13, and subject to paragraph 2, its determination shall be conclusive.

     14. Means of Exercising Options. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (i) in United States dollars in cash or by check, or (ii) at the discretion of the Committee, through delivery of shares of Common Stock having fair market value equal as of the date of the exercise to the cash exercise price of the Option, or (iii) at the discretion of the Committee, by delivery of the optionee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, or
(iv) at the discretion of the Committee, by any combination of (i), (ii) and
(iii) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (ii) or
(iii) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by his Option until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 13 with respect to change in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificates are issued.

     15.  Conversion of ISOs into Non-Qualified Options: Termination of
ISOs. The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

     16. Restricted Stock. Each grant of Restricted Stock under the Plan shall be evidenced by an instrument (a "Restricted Stock Agreement") in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, shall establish:

     (a) The Committee shall determine the number of shares of Common Stock to be issued to an eligible person pursuant to the grant of Restricted Stock, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

     (b) Shares issued pursuant to a grant of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise disposed of, except by will or the laws of descent and distribution, or as otherwise determined by the Committee in the Restricted Stock Agreement, for such period as the Committee shall determine, from the date on which the Restricted Stock is granted (the "Restricted Period"). The Company will have the option to repurchase the Common Stock at such price as the Committee shall have fixed in the Restricted Stock Agreement which option will be exercisable (i) if the participant's continuous employment or performance of services for the Company and the Related Corporations shall terminate prior to the expiration of the Restricted Period,
(ii) if, on or prior to the expiration of the Restricted Period or the earlier lapse of such repurchase option, the participant has not paid to the Company an amount equal to any federal, state, local or foreign income or other taxes which the Company determines is required to be withheld in respect of such Restricted Stock, or (iii) under such other circumstances as determined by the Committee in its discretion. Such repurchase option shall be exercisable on such terms, in such manner and during such period as shall be determined by the Committee in the Restricted Stock Agreement. Each certificate for shares issued as Restricted Stock shall bear an appropriate legend referring to the foregoing repurchase option and other restrictions; shall be deposited by the stockholder with the Company, together with a stock power endorsed in blank; or shall be evidenced in such other manner permitted by applicable law as determined by the Committee in its discretion. Any attempt to dispose of any such shares in contravention of the foregoing repurchase option and other restrictions shall be null and void and without effect. If shares issued as Restricted Stock shall be repurchased pursuant to the repurchase option described above, the stockholder, or in the event of his death, his estate, personal representative, or beneficiary who has acquired the Option by will or by the laws of descent and distribution, shall forthwith deliver to the Secretary of the Company the certificates for the shares, accompanied by such instrument of transfer, if any, as may reasonably be required by the Secretary of the Company. If the repurchase option described above is not exercised by the Company, such repurchase option and the restrictions imposed pursuant to the first sentence of this subparagraph (b) shall terminate and be of no further force and effect.

     (c) If a person who has been in continuous employment or performance of services for the Company or a Related Corporation since the date on which Restricted Stock was granted to him shall, while in such employment or performance of services, die, or terminate such employment or performance of services by reason of disability or by reason of early, normal or deferred retirement under an approved retirement program of the Company or a Related Corporation (or such other plan or arrangement as may be approved by the Committee in its discretion, for this purpose) and any of such events shall occur after the date on which the Restricted Stock was granted to him and prior to the end of the Restricted Period, the Committee may determine to cancel the repurchase option (and any and all other restrictions) on any or all of the shares of Restricted Stock; and the repurchase option shall become exercisable at such time as to the remaining shares, if any.

     17. Term and Amendment of Plan. This Plan shall expire on September 5, 2007 (except as to Options and Restricted Stock outstanding on that date). The Board may terminate or amend the Plan in any respect at any time. No amendment of the Plan shall adversely affect in a material manner any right of any Optionee or purchaser of Restricted Stock without his written consent, under any Option or Restricted Stock previously granted to him.

     18. Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options and Restricted Stock authorized under the Plan shall be used for general corporate purposes.

     19. Governmental Regulation. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

     20. Withholding of Additional Income Taxes. The Company, in accordance with the Code, may, upon exercise of a Non-Qualified Option or the purchase of Common Stock for less than its fair market value or the lapse of restrictions on Restricted Stock or the making of a Disqualifying Disposition (as defined in paragraph 21) require the employee to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income.

     21. Notice to Company of Disqualifying Disposition. Each employee who receives ISOs shall agree to notify the Company in writing immediately after the employee makes a disqualifying disposition of any Common Stock received pursuant to the exercise of an ISO (a "Disqualifying Disposition"). Disqualifying Disposition means any disposition (including any sale) of such stock before the later of (a) two years after the employee was granted the ISO under which he acquired such stock, or (b) one year after the employee acquired such stock by exercising such ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition will thereafter occur.

     22. Governing Laws; Construction. The validity and construction of the Plan and the instruments evidencing Options and Restricted Stock shall be governed by the laws of The Commonwealth of Massachusetts. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                                                                      1294-PS-97

                                  DETACH HERE                          MIC 1

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                              MICRION CORPORATION

                      1997 ANNUAL MEETING OF STOCKHOLDERS


        The undersigned stockholder of MICRION CORPORATION, a Massachusetts corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 1, 1997, and hereby
P appoints Nicholas P. Economou and David M. Hunter, and both of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf
R and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Stockholders of MICRION CORPORATION to be held on Monday,
O November 3, 1997 at 10:00 a.m., local time, at the offices of Choate, Hall & Stewart, Exchange Place, 53 State Street, Boston, Massachusetts, and at any
X adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present,
Y on the matters set forth on the reverse side. Either of such attorneys or substitutes shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

        THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE APPROVAL OF THE AMENDED AND RESTATED 1994 OMNIBUS PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH MATTERS AS MAY COME BEFORE THE MEETING.

                                                                  -----------
                    CONTINUED AND TO BE SIGNED ON REVERSE SIDE    SEE REVERSE
                                                                      SIDE
                                                                  -----------

                                  DETACH HERE



[X] Please mark
    votes as in
    this example

    1. ELECTION OF DIRECTORS (to serve for the respective terms set forth in the Proxy Statement):

       Nominees: Nicholas P. Economou; Louis P. Valente;                  2. PROPOSAL TO APPROVE THE     FOR   AGAINST   ABSTAIN
                 Thomas W. Folger; Charles M. McKenna;                       COMPANY'S AMENDED AND       [ ]     [ ]       [ ]
                 Bily W. Ward                                                RESTATED 1994 OMNIBUS
                     FOR           WITHHELD                                  STOCK PLAN:
                    [   ]           [   ]


      [ ]   ______________________________________     MARK HERE    [ ]   3. PROPOSAL TO RATIFY THE      FOR   AGAINST   ABSTAIN
            For all nominees except as noted above     FOR ADDRESS           APPOINTMENT OF KPMG PEAT    [ ]     [ ]       [ ]
                                                       CHANGE AND            MARWICK LLP AS THE INDE-
                                                       NOTE BELOW            PENDENT AUDITORS OF THE
                                                                             COMPANY FOR THE 1998
                                                                             FISCAL YEAR;


                                                                          and upon such other matter or matters which may
                                                                          properly come before the meeting and any adjournment(s)
                                                                          thereof.

                                                                          (This Proxy should be dated, signed by the stockholder(s)
                                                                          exactly as his or her name appears hereon, and returned
                                                                          promptly in the enclosed envelope. Persons signing in a
                                                                          fiduciary capacity should so indicate. If shares are held
                                                                          by joint tenants or as community property, both should
                                                                          sign.)


Signature:_________________________ Date:________________________ Signature:____________________________ Date:________________

